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                                                                EXHIBIT 23.2

Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 13, 1997, in the Registration Statement
(Form S-1 No. 33-00000) and related prospectus of Zevex International, Inc. for the registration of 1,591,500 shares of its common stock, with the Securities and Exchange Commission.

                                /s/ Davies and Rasmussen P.C.

Salt Lake City, Utah
October 3, 1997